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                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

________________________________________________________________________________



                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported):   November 29, 1999



                        DESIGN AUTOMATION SYSTEMS, INC.
                        -------------------------------
              (Exact Name of Registrant as Specified in Charter)


                                     Texas
                                     -----
                        (State or Other Jurisdiction of
                        Incorporation or Organization)

            333-09129                           75-1657943
            ---------                           ----------
      (Commission File Number)       (I.R.S. Employer Identification No.)


                 3200 Wilcrest, Suite 370, Houston, Texas 77042
                 ----------------------------------------------
          (Address of principal executive offices including zip code)



                                (713) 784-2374
                                --------------
             (Registrant's telephone number, including area code)
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ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

     Inapplicable.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

     On November 29, 1999, the Company acquired substantially all of the assets of Net Information Systems, Inc., an e-business solutions provider, in an arms length transaction between the Company and the Mark D. Slosberg. The consideration for the acquisition was: (1) 350,000 shares of Company common stock, (2) $180,000 cash, (3) a one year promissory note in the amount of $50,000 payable quarterly with the first payment due ninety days after closing,
(3) the assumption of Seller's Wells Fargo debt not to exceed $220,000 and (3) options to purchase 95,000 shares of Company common stock to be issued to employees of Seller to be employed by the Company. Mr. Slosberg entered into an employment agreement with a subsidiary of the Company, which terminates November 30,2002 and includes a non-compete provision for the term of the agreement and one year thereafter. However, the Company can provide no assurance the non-compete will be enforceable. This transaction has been accounted for as a purchase. The acquisition of Net Information Systems, Inc. has been deemed the acquisition of a "business," however, was not significant enough to require the filing of separate historical and pro forma financial statements.


ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

               Inapplicable.

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

               Inapplicable.

ITEM 5.     OTHER EVENTS

               Inapplicable.


ITEM 6.     RESIGNATIONS OF REGISTRANT'S DIRECTORS

               Inapplicable.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

               A copy of the acquisition agreement is filed herewith as exhibit 2.1.

ITEM 8.     CHANGE IN FISCAL YEAR

      Inapplicable.



                                  SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    DESIGN AUTOMATION SYSTEMS, INC.


                                        /s/  ROBERT E. NELSON
                                    By:_____________________________________
                                       Robert E. Nelson
                                       Chief Financial Officer, Principal
                                       Financial and Accounting Officer



DATE: December 14, 1999
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                                    EXHIBITS

Exhibit No.                                                                Page
-----------                                                                ----

   2.1 Purchase and Sale Agreement by and Among Design Automation Systems, Inc., Net information Systems, Inc. and COAD
               Solutions, Inc. ..........................................  A-1